UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31/2017

Date of reporting period:	6/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2017

Semiannual Report
to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Contents

4 Letter to the Shareholders

8 Outlook Interview with the Portfolio Manager

9 Performance Summary

10 Schedule of Investments

16 Statement of Assets and Liabilities

17 Statement of Operations

18 Statements of Changes in Net Assets

19 Financial Highlights

20 Notes to Financial Statements

28 Report of Annual Meeting of Stockholders

30 Additional Information

32 Privacy Notice

The Fund seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Europe.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in the Ukraine. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. Potential developments in the Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom voted that the United Kingdom should leave the European Union and in March 2017, the United Kingdom initiated its withdrawal from the European Union, which is expected to take place by March 2019. Significant uncertainty exists regarding the timing and terms of the United Kingdom's anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European countries and the global economy.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For its most recent semiannual period ended June 30, 2017, the total return of The European Equity Fund Inc. (the "Fund") in U.S. dollars (USD) was 16.96% based on net asset value and 19.43% based on market price. During the same period, the total return of the Fund’s benchmark, the MSCI Europe Index, was 15.36%.1 In euro terms, the MSCI Europe Index had a total return of 6.68%. The Fund’s discount to net asset value averaged 11.07% for the first six months of 2017, compared with 11.65% for the first six months of 2016.

Positive momentum in European equity markets from the second half of 2016 carried well into 2017. Both the first and second quarter of 2017 showed positive returns in EUR. These returns were substantially enhanced for USD-based investors due to the strong appreciation of the euro vs. the USD. The continuing rise in economic leading indicators continued to offer a tailwind for equity markets. The Eurozone Purchasing Managers Index ("PMI") rose to a six-year high in February and maintained this high level in the second quarter.2 The unemployment rate in the Eurozone dropped to the lowest level since May 2009.

Political stress in the Eurozone receded during the first half of 2017. On March 29, the U.K. formally triggered Article 50 to exit the European Union. In France, Emmanuel Macron won the presidency against Marine Le Pen in May, and in the following parliamentary election, Macron’s "En Marche!" won 319 of 577 seats. In the UK, Prime Minister Theresa May called for early elections, but the Conservative Party lost its majority in the House of Commons in the election. Investors expect the election outcome to lower the chances of a "hard" Brexit. At the end of June, Britain began negotiations to leave the European Union.

Markets began to discuss a less expansionary European Central Bank (ECB) policy during the period. However, so far the ECB has pledged to keep its substantial stimulus in place until the end of the year. The ECB upgraded its 2017 and 2018 growth and inflation forecasts and said there was no longer any urgency to take further action to counter deflation. The ECB also signaled an end to its rate-cut cycle at its June meeting.

Europe’s two key export markets, the United States and China, demonstrated signs of strength. The bulk of U.S. economic data remained robust but lost momentum in the second quarter. The ISM index dropped but remained at high levels.3 The U.S. Federal Reserve Board (the Fed) continued its less expansionary policy and hiked its target rate by 25 basis points successively to reach 1.25% by the end of June.4 In China, the official PMI rose to a five-year high and China's first-quarter GDP growth was slightly stronger than expected, at 6.9% year-over-year. China’s foreign reserves fell to a six-year low below $3,000bn at the beginning of the year as the pressure on the yuan continued, but they steadily improved in line with better trade data in the following five months. Demand for European products remained high.

Following a strong fourth-quarter 2016 performance, the first half of 2017 also delivered excellent returns but with differing sector leadership. The best sector returns came from technology (+11%) and industrials (+10%). Companies within both sectors delivered well above-average positive surprises during earnings season. Technology stocks are benefiting from three core trends: 1) corporate spending on big data solutions and cloud adaptation; 2) consumer spending including a new smartphone cycle with higher ASPs (average selling price); and 3) industrial spending on the so-called "Internet of things," i.e., the intelligent communication between machines. On the other hand, energy, the leading performer for the fourth quarter, was the only sector to post meaningful losses, with a 13% decline. This was largely due to downward pressure on crude oil prices in March.

Due to the favorable earnings season, analysts’ revisions are clearly in positive territory, which has not happened in Europe since 2010-2011. Remarkably, growth in export earnings is switching back from U.S.-exposed stocks to emerging market-exposed stocks as the negative effect of the recessions in Brazil and Russia has now subsided, while exports to Asia are growing. In addition, domestic demand is also supportive for earnings.

Given the Fund portfolio's defensive strategy, the relative performance of the Fund held up well, with the portfolio clearly outperforming despite the continued bull market. The Fund’s more cyclical positioning paid off, despite the fact that the starting beta of the portfolio was only 90%.5 Our timely reduction of quality growth stocks in favor of value recovery stocks was driven by signals from our investment phase model. This model analyzes which factors, such as growth, value or quality, determine the return of stocks according to a given phase of the investment cycle.

This also resulted in some sector shifts. Consumer discretionary was reduced with the sale of two holdings, while health care and financials holdings were increased. In the health care sector, the Fund’s position in Actelion Ltd.,* a Swiss biopharmaceutical firm, was successfully acquired at a premium. We therefore increased the Fund’s health care holdings and added a steadily growing health care provider, Fresenius Medical Care. The increase in the Fund’s financials position was driven by increases in existing positions and the relative outperformance of Fund holdings.

* Not held in the portfolio as of June 30, 2017.

Sector Diversification (As a % of Equity Securities)	6/30/17	12/31/16

Industrials	27%	28%
Financials	17%	16%
Health Care	13%	9%
Consumer Staples	12%	11%
Consumer Discretionary	11%	16%
Materials	6%	5%
Telecommunication Services	5%	2%
Information Technology	5%	6%
Energy	4%	6%
Utilities	—	1%
	100%	100%

Ten Largest Equity Holdings at June 30, 2017 (32.0% of Net Assets)	Country	Percent
1. Heineken NV	Netherlands	3.4%
2. Allianz SE	Germany	3.4%
3. SAP SE	Germany	3.3%
4. Merck KGaA	Germany	3.2%
5. Reckitt Benckiser Group PLC	United Kingdom	3.2%
6. Dufry AG	Switzerland	3.2%
7. ING Groep NV	Netherlands	3.1%
8. AXA SA	France	3.1%
9. Lagardere SCA	France	3.1%
10. KBC Groep NV	Belgium	3.0%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's Schedule of Investments, see page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

Given the supportive levels of lead indicators in most key economies, it looks likely that the global economy will maintain its growth path in the second half of this year.

In terms of market sentiment and positioning, much of the hype surrounding global reflation and growth has receded. Judging by feedback from our numerous company meetings, we would expect revenue momentum to continue in Europe. Operating leverage should then also lead to margin expansion. There currently still is a large gap in profit margins in comparison to previous peak margins and to the United States. In addition, financial leverage remains at historical lows after years of deleveraging. We may well see some releveraging in line with further ECB comments regarding tapering.

Mergers and acquisitions deal momentum is picking up in Europe, while in the United States it is slowing down at high levels. This new trend should not be a surprise given the fact that European valuations, as measured by price-to-book, are at a 34% discount to U.S. levels, although the gap is beginning to close.

Market risk is expected to arise mainly from political events/developments and the geopolitical situation (e.g., growing potential U.S. trade protectionism and unfavorable geopolitical developments).

Potential risks for the second half of the year include the danger of U.S. protectionism, a lack of U.S. tax reform and China’s Party Congress in October/November. The issue of Eurozone coherence is unlikely to resurface until 2018. On the other hand, should economic activity surprise positively, overshooting inflation and interest rates could become a risk in the United States.

Sincerely,

Christian Strenger Chairman	Gerd Kirsten Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and the index does not reflect any fees or expenses. It is not possible to invest directly in an index.

2 Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

3 The Institute of Supply Management (ISM) Manufacturing Index tracks U.S. manufacturing activity.

4 A basis point is equal to one hundredth of a percentage point and is often used to illustrate differences and changes in fixed-income yields.

5 Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole.

Outlook Interview with the
Portfolio Manager (Unaudited)

Portfolio Manager

Gerd Kirsten

Question: Is Europe still trading at a value discount to the United States after the recent period of outperformance?

Answer: Yes, on a number of accounts. First of all, current price/earnings ratios with 12-month forward expected earnings are 14.9x for Europe versus 17.5x for the United States.1 Using a more long-term measure, price-to-book, the historical average discount for Europe has been 18% over the last 20 years. Now, it is still over 30%. Finally, while in the United States corporate bond yields exceed dividend yields, in Europe dividend yields on equities have now grown to a historically large gap over comparable corporate bond yields.2 This is especially true for the Eurozone, where corporate bond yields are down to 1.2%, while the average dividend yield is 3.6%.

Question: Do you see risks to European earnings growth due to the recent largely unexpected rise of the euro?

Answer: No, not at this point. The rise of the euro versus the U.S. dollar in the first half of 2017 was not caused by interest rate policies, as the relative tightening of the Fed versus the ECB should have kept a strong USD. The strength of the euro can therefore be explained by a renewed confidence of global investors in the recovery of Europe. Strong inflows into European equity funds support this. For the first time in years, earnings growth in Europe could exceed that of the United States. While the windfall for European exporters from a weaker euro is now gone, they can operate with healthy profit margins at these levels, which are still at the lower end of historical ranges.

Question: From which sectors in Europe will earnings growth come in this year?

Answer: It is a healthy mix of sectors. Some are rebounding from depressed 2016 levels, like energy and mining; some are steadily recovering, like banks and capital goods; and others are continuing their growth path, like pharmaceuticals and foods and beverages. We had increased positions in industrials and financials already in the second half of 2016 and at the beginning of this year, in order to benefit from these earning trends.

1 Price-to-earnings ratio is a formula that compares a company’s current share price with its per-share earnings.

2 The yield of an investment is the expected income return derived from accrued interest or dividends. Yield is expressed as an annual percentage rate.

Performance Summary June 30, 2017 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the most recent performance of the Fund.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/17
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	16.96%	18.85%	9.54%	(0.49)%
Market Price(a)	19.43%	19.79%	9.97%	(0.73)%
MSCI Europe Index(b)	15.36%	21.11%	8.82%	0.62%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2017 was 1.48%.

b The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

The Fund's benchmark was changed as of July 1, 2014 from the MSCI EMU Index to the MSCI Europe Index as a result of the Fund changing its investment policy.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/17	As of 12/31/16
Net Asset Value	$ 10.19	$ 8.76
Market Price	$ 9.17	$ 7.72

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Per Share
Six Months as of 6/30/17: Income	$ .05
Capital Gains	$ —

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments
as of June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 98.7%
Germany 24.7%
Aerospace & Defense 2.8%
MTU Aero Engines AG	16,000	2,253,035
Capital Markets 2.4%
Deutsche Boerse AG	19,000	2,002,168
Chemicals 2.0%
LANXESS AG	22,000	1,662,845
Construction & Engineering 2.7%
HOCHTIEF AG	12,000	2,194,657
Health Care Providers & Services 2.9%
Fresenius SE & Co KGaA	28,000	2,396,336
Insurance 3.4%
Allianz SE (Registered)	14,000	2,751,987
Internet & Direct Marketing Retail 2.0%
Zalando SE 144A*	36,000	1,642,298
Pharmaceuticals 3.2%
Merck KGaA	22,000	2,652,675
Software 3.3%
SAP SE	26,000	2,711,054
Total Germany (Cost $15,919,037)		20,267,055

Netherlands 13.5%
Banks 3.1%
ING Groep NV	150,000	2,582,553
Beverages 3.4%
Heineken NV	29,000	2,814,892
Oil, Gas & Consumable Fuels 2.7%
Royal Dutch Shell PLC "B"	82,000	2,196,596
Semiconductors & Semiconductor Equipment 1.8%
ASML Holding NV	11,500	1,496,113
Specialty Retail 2.5%
GrandVision NV 144A	76,000	2,032,064
Total Netherlands (Cost $9,569,127)		11,122,218

Switzerland 13.0%
Building Products 2.3%
Geberit AG (Registered)	4,000	1,867,223
Capital Markets 2.1%
Partners Group Holding AG	2,841	1,763,021
Life Sciences Tools & Services 3.0%
Lonza Group AG (Registered)*	11,400	2,466,827
Metals & Mining 2.4%
Glencore PLC*	530,000	1,976,981
Specialty Retail 3.2%
Dufry AG (Registered)*	16,000	2,623,800
Total Switzerland (Cost $8,189,896)		10,697,852

France 12.5%
Commercial Services & Supplies 1.9%
Edenred	60,000	1,561,846
Construction & Engineering 2.1%
Vinci SA	20,000	1,704,143
Health Care Equipment & Supplies 2.3%
Essilor International SA	15,000	1,905,274
Insurance 3.1%
AXA SA	93,000	2,539,625
Media 3.1%
Lagardere SCA	80,000	2,522,122
Total France (Cost $8,157,938)		10,233,010

United Kingdom 10.5%
Aerospace & Defense 1.9%
BAE Systems PLC	188,000	1,546,845
Energy Equipment & Services 0.9%
TechnipFMC PLC*	27,000	730,999
Household Products 3.2%
Reckitt Benckiser Group PLC	26,000	2,628,564
Trading Companies & Distributors 2.1%
Ashtead Group PLC	86,000	1,774,862
Wireless Telecommunication Services 2.4%
Vodafone Group PLC	700,000	1,979,696
Total United Kingdom (Cost $8,500,502)		8,660,966

Sweden 9.1%
Commercial Services & Supplies 3.0%
Securitas AB "B"	147,000	2,473,868
Household Products 2.5%
Essity AB "B"*	74,000	2,021,498
Machinery 3.6%
SKF AB "B"	105,000	2,124,191
Volvo AB "B"	50,000	850,933
		2,975,124
Total Sweden (Cost $6,244,289)		7,470,490

Denmark 5.3%
Chemicals 1.4%
Chr Hansen Holding A/S	16,000	1,161,945
Marine 2.9%
AP Moller — Maersk A/S "B"	1,200	2,409,166
Pharmaceuticals 1.0%
Novo Nordisk A/S "B"	19,241	822,747
Total Denmark (Cost $3,717,203)		4,393,858

Ireland 4.3%
Airlines 1.8%
Ryanair Holdings PLC*	71,000	1,457,176
Food Products 2.5%
Kerry Group PLC "A"	24,000	2,063,032
Total Ireland (Cost $3,043,390)		3,520,208

Belgium 3.0%
Banks 3.0%
KBC Groep NV (Cost $1,908,100)	33,000	2,498,782

Italy 2.8%
Diversified Telecommunication Services 2.8%
Telecom Italia SpA* (Cost $2,111,308)	2,500,000	2,303,204
Total Common Stocks (Cost $67,360,790)		81,167,643

Cash Equivalents 0.7%
Deutsche Central Cash Management Government Fund, 1.02% (Cost $598,015) (a)	598,015	598,015

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,958,805)**	99.4	81,765,658
Other Assets and Liabilities, Net	0.6	468,886
Net Assets	100.0	82,234,544

* Non-income producing security.

** The cost for federal income tax purposes was $68,219,600. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $13,546,058. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,354,966 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,808,908.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)
Germany	$ 20,267,055	$ —	$ —	$ 20,267,055
Netherlands	11,122,218	—	—	11,122,218
Switzerland	10,697,852	—	—	10,697,852
France	10,233,010	—	—	10,233,010
United Kingdom	8,660,966	—	—	8,660,966
Sweden	7,470,490	—	—	7,470,490
Denmark	4,393,858	—	—	4,393,858
Ireland	3,520,208	—	—	3,520,208
Belgium	2,498,782	—	—	2,498,782
Italy	2,303,204	—	—	2,303,204
Short-Term Instruments (b)	598,015	—	—	598,015
Total	$ 81,765,658	$ —	$ —	$ 81,765,658

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(b) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $67,360,790)	$ 81,167,643
Investment in Deutsche Central Cash Management Government Fund (cost $598,015)	598,015
Total investments, at value (cost $67,958,805)	81,765,658
Foreign currency, at value (cost $325,799)	332,718
Cash	5,085
Dividends receivable	106,245
Foreign taxes recoverable	226,936
Other assets	23,087
Total assets	82,459,729
Liabilities
Investment advisory fee payable	51,652
Payable for Directors' fees and expenses	31,649
Payable for Fund shares repurchased	16,574
Administration fee payable	13,584
Accrued expenses and other liabilities	111,726
Total liabilities	225,185
Net assets	$ 82,234,544
Net Assets Consist of
Undistributed net investment income	730,696
Accumulated net realized loss on investments and foreign currency	(25,233,613)
Net unrealized appreciation (depreciation) on: Investments	13,806,853
Foreign currency	9,591
Paid-in capital	92,921,017
Net assets	$ 82,234,544
Net Asset Value
Net assets value per share ($82,234,544 ÷ 8,072,500 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 10.19

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $150,273)	$ 1,291,852
Income distributions — Deutsche Central Cash Management Government Fund	4,443
Securities lending income, net of borrower rebates	11,292
Total investment income	1,307,587
Expenses: Investment advisory fee	291,614
Administration fee	76,234
Custody and accounting fee	27,312
Services to shareholders	8,127
Reports to shareholders and shareholder meeting expenses	25,640
Directors' fees and expenses	30,770
Legal fees	35,025
Audit and tax fees	37,445
NYSE listing fee	11,134
Insurance	7,964
Miscellaneous	14,817
Net expenses	566,082
Net investment income	741,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	993,861
Foreign currency	22,308
Payments by affiliates (see Note H)	415
Net realized gain (loss)	1,016,584
Change in net unrealized appreciation (depreciation) on: Investments	10,027,468
Foreign currency	26,887
Change in net unrealized appreciation (depreciation)	10,054,355
Net gain (loss)	11,070,939
Net increase (decrease) in net assets resulting from operations	$ 11,812,444

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income (loss)	$ 741,505	$ 895,703
Net realized gain (loss)	1,016,584	(4,209,129)
Change in net unrealized appreciation (depreciation)	10,054,355	1,628,842
Net increase (decrease) in net assets resulting from operations	11,812,444	(1,684,584)
Distributions to shareholders from: Net investment income	(408,020)	(624,500)
Capital share transactions: Shares repurchased	(1,225,564)	(3,169,561)
Total increase (decrease) in net assets	10,178,860	(5,478,645)
Net assets at beginning of period	72,055,684	77,534,329
Net assets at end of period (including undistributed net investment income of $730,696 and $397,211 as of June 30, 2017 and December 31, 2016, respectively)	$ 82,234,544	$ 72,055,684
Other Information
Shares outstanding at beginning of period	8,223,000	8,631,200
Shares repurchased	(150,500)	(408,200)
Shares outstanding at end of period	8,072,500	8,223,000

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 6/30/17 (Unaudited)		Years Ended December 31,
		2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$ 8.76	$ 8.98	$ 9.32	$ 9.79	$ 7.83	$ 6.74
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.11	.09	.09	.10	.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.37	(.30)	(.28)	(.50)	1.84	1.23
Total from investment operations	1.46	(.19)	(.19)	(.41)	1.94	1.35
Less distributions from: Net investment income	(.05)	(.08)	(.17)	(.11)	—	(.29)
Accretion resulting from tender offer	—	—	.01	—	—	.01
Dilution in net asset value from dividend reinvestment	—	—	(.00)***	(.00)***	(.01)	(.00)***
Increase resulting from share repurchases	.02	.05	.01	.05	.03	.02
Net asset value, end of period	$ 10.19	$ 8.76	$ 8.98	$ 9.32	$ 9.79	$ 7.83
Market value, end of period	$ 9.17	$ 7.72	$ 8.06	$ 8.23	$ 8.94	$ 7.03
Total Investment Return for the Period[b]
Based upon market value (%)	19.43**	(3.31)	(.03)	(6.83)	27.17	23.44
Based upon net asset value (%)	16.96**	(1.52)	(1.65)	(3.65)	25.03	21.17
Ratios to Average Net Assets
Total expenses (%)	1.48*	1.54	1.60	1.59	1.61	1.79
Net investment income (%)	.96**	1.21	.98	.95	1.14	1.59
Portfolio turnover (%)	23**	64	93	107	77	87
Net assets at end of period ($ thousands)	82,235	72,056	77,534	85,650	94,468	77,511

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Annualized ** Not annualized *** Amount is less than $.005 per share.

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on Deutsche Börse XETRA, normally 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at June 30, 2017.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2017, the exchange rate was EUR €1.00 to USD $1.14.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $19,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $6,887,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($4,482,000) and long-term losses ($2,405,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2017, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open option contracts as of June 30, 2017. For the six months ended June 30, 2017, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $160,000.

The following table summarizes the amount of realized gains and losses on derivative instruments recognized in the Fund's earnings during the six months ended June 30, 2017, and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$ (229,319)
The above derivatives are located in the following Statement of Operations account: (a) Net realized gain (loss) from investments (includes purchased options)

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.76% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

Deutsche AM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DSC aggregated $6,000, of which $1,000 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,611,all of which is unpaid.

Deutsche Bank AG, the German parent of DIMA and Deutsche AM International GmbH, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2017, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or Deutsche AM International GmbH.

The Fund pays each Director who is not an "interested person" of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Deutsche Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay DIMA an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2017 were $17,726,949 and $18,658,436, respectively.

E. Capital

During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund purchased 150,500 and 408,200 of its shares of common stock on the open market at a total cost of $1,225,564 and $3,169,561 ($8.14 and $7.76 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 11.48% and 11.80%, respectively.

F. Share Repurchases

On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 874,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 248,011 shares between August 1, 2015 and July 31, 2016. On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 847,000 shares during the period August 1, 2016 through July 31, 2017. The Fund repurchased 389,700 shares between August 1, 2016 and June 30, 2017. On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 404,000 shares during the period August 1, 2017 through July 31, 2018.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2017, there were three shareholders that held approximately 18%, 6% and 6%, respectively, of the outstanding shares of the Fund.

H. Payments by Affiliates

During the period ended June 30, 2017, the Advisor agreed to reimburse the Fund $415 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

I. Change in Investment Objective and Related Fundamental Investment Policy of the Fund

At the Annual Meeting of Stockholders initially called to order and adjourned on June 27, 2017 and reconvened on June 30, 2017, stockholders voted to approve a proposal to change to the Fund's investment objective from seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union" to seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe;" and to make corresponding changes to the Fund's related fundamental investment policy to provide that, "under normal circumstances, at least 80% of the Fund's net assets (plus any assets funded with leverage) will be invested in equity or equity-linked securities of issuers domiciled in countries in Europe."

Report of Annual Meeting
of Stockholders (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The European Equity Fund, Inc. was held on June 27, 2017. The Meeting was adjourned until, and reconvened on, June 30, 2017 to permit the solicitation of additional votes with respect to a proposal. At the close of business on May 15, 2017, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 8,079,560 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 6,074,727 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class III Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes:
	For	Withheld
Mr. Christian H. Strenger	5,431,503	643,225
Dr. Wolfgang Leoni	5,467,746	606,982
Dr. Kenneth C. Froewiss	5,463,468	611,260

2. To elect one (1) Class II Director, to serve for a term of two years and until his successor is elected and qualifies.

	Number of Votes:
	For	Withheld
Dr. Christopher Pleister	5,467,661	607,067

3. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2017.

Number of Votes:
For	Against	Abstain
6,047,927	35,258	45,242

4. To change the Fund’s investment objective from seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union" to seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Europe;" and to change the Fund’s corresponding fundamental investment policy to provide that," Under normal circumstances, at least 80% of the Fund's net assets (plus any assets funded with leverage) will be invested in equity or equity-linked securities of issuers domiciled in Europe."

Number of Votes:
For	Against	Abstain
4,133,777	566,052	40,842

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients.

Deutsche AM International GmbH is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

Privacy Notice

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 05/2017

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central and Eastern Europe Fund, Inc. (formerly The Central Europe, Russia and Turkey Fund, Inc.) — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The European Equity Fund, Inc. is diversified and focuses its investments primarily in equity and equity-linked securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	40,300	$ 7.86	40,300	567,500
February 1 through February 28	31,200	$ 8.01	31,200	536,300
March 1 through March 31	50,000	$ 8.15	50,000	486,300
April 1 through April 30	19,300	$ 8.44	19,300	467,000
May 1 through May 31	6,400	$ 9.04	6,400	460,600
June 1 through June 30	3,300	$ 9.23	3,300	457,300

Total	150,500	$ 8.14	409,700

On July 25, 2016, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 847,000 shares during the period from August 1, 2016 through July 31, 2017. Under this plan, the Fund repurchased 389,700 shares in open market transactions from August 1, 2016 to June 30, 2017.

On July 31, 2017, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 404,000 shares during the period from August 1, 2017 through July 31, 2018.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/29/2017